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                                                              EXHIBIT 99.906CERT

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                      OF TITLE 18 OF THE UNITED STATES CODE

I, Louis G. Navellier, Principal Executive Officer of The Navellier Performance Funds, certify that (i) the Form N-CSR for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Performance Funds.

Date:   September 5, 2006
     ----------------------


/s/ LOUIS G. NAVELLIER
------------------------------------
Louis G. Navellier
Principal Executive Officer
The Navellier Performance Funds.


              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                     OF TITLE 18 OF THE UNITED STATES CODE

I, Arjen Kuyper, Principal Accounting Officer of The Navellier Performance Funds, certify that (i) the Form N-CSR for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of The Navellier Performance Funds.

Date:   September 5, 2006
     ----------------------


/s/ ARJEN KUYPER
------------------------------------
Arjen Kuyper
Principal Accounting Officer
The Navellier Performance Funds.